UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2016 (July 28, 2016)

ALKERMES PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001—35299	98-1007018
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

Connaught House
1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On July 28, 2016, the United States District Court for the District of Columbia issued an unambiguous opinion in favor of Alkermes and the United States Food and Drug Administration (“FDA”), affirming in all respects FDA’s decision to approve ARISTADA® (aripiprazole lauroxil) for the treatment of schizophrenia, and denying the action filed by Otsuka Pharm. Co., Otsuka Pharmaceutical Development & Commercialization, Inc., and Otsuka America Pharmaceutical, Inc. (collectively, “Otsuka”) for declaratory and injunctive relief. Otsuka has 60 days within which to appeal the decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: July 29, 2016	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer